                    Exhibit to the Master Services Agreement
                               Form of Task Order

                               Task Order No. 001

Perot Systems Corporation ("Perot Systems") and California Power Exchange Corporation ("Client') hereby enter into this Task Order No. 001 under the Master Services Agreement between such parties, effective as of March 10, 2001 (the "Agreement"), on the following terms. Except as otherwise defined herein, all capitalized terms used herein shall have the same meaning as in the Agreement.

1. Term. This Task Order will commence on March 10, 2001 (the 'Task Order Effective Date") and will continue until May 31, 2001, unless earlier terminated in accordance with the Agreement. Subject to agreement on rates and services, this Task Order may be extended upon mutual written agreement of the parties.

2. Perot Sstems Obligations. Perot Systems will provide the resources described in Schedule A on a time and materials basis. These resources will, to the extent possible with the resources provided during the term of this Task Order, perform tasks and complete deliverables specified by the Project Managers.

3.    Project Managers.

      Client Project Manager:           Dan Yee

      Perot Systems Project Manager:  Dariush Shirmohammadi (until 3/20/2001)
                                         Alan Rodgers (starting 3/21/2001)

4. Client Responsibilities. In addition to its obligations in the Agreement, Client will provide or perform the following to allow Perot Systems to perform its obligations hereunder:

       (a) Cooperation. Client shall keep Perot Systems informed, as reasonably appropriate, about those aspects of Client's business that could reasonably have a material effect on the demand for, or provision of, the services to be provided under this Task Order. Client shall cooperate with Perot Systems to ensure that Client does not unreasonably delay processes and procedures dependent upon information from or action by Client.

       (b)   Access to Software.

              (i) Client Proprietary Software. Client shall provide Perot Systems with access to, and the necessary rights to operate, modify, and enhance, its proprietary software as necessary for Perot Systems to perform its obligations under this Task Order ("Client Proprietary Software").


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
                     Client shall pay any access or other fees associated with obtaining such rights to the Client Proprietary Software. Client shall pay all license, maintenance and other fees associated with the Client Proprietary Software.

              (ii) Client Vendor Software. Client shall provide Perot Systems with access to, and the necessary rights to operate and, where necessary to perform the Services to modify and to enhance, all third party software necessary for Perot Systems to perform its obligations under this Task Order ("Client Vendor Software") and shall pay any access or other fees associated with obtaining such rights. Client shall pay all license, maintenance and other fees associated with the Client Vendor Software. Except as contemplated by this Section (b)(ii), Perot Systems' access to, and other rights in respect of, Client Vendor software shall be subject to the terms of the applicable software license agreement between Client and the applicable vendors. If Client is unable to obtain the rights described in this paragraph (ii), (A) Perot Systems shall be relieved of any obligations under this Task Order that cannot be performed in the absence of such rights without violating a third person's intellectual property or other rights, and
                     (B) Client and Perot Systems shall work together in good faith to find an alternative way for Client to obtain any services that Perot Systems cannot perform in a manner that is reasonably satisfactory to both parties.

(c) Access to Client Facilities. Client shall provide Perot Systems access to its facilities and shall provide to all Perot Systems employees and contractors performing services at such facilities ("PSC Personnel"), without charge, such office furnishings, janitorial service, telephone service, utilities (including air conditioning) and office-related equipment (including but not limited to personal computers and related software, peripherals and supplies and facsimile machines), supplies, and duplicating services as Perot Systems may reasonably require in connection with the activities contemplated hereunder. Client shall procure and purchase at its sole cost and expense all hardware and software reasonably required by Perot Systems to provide services under this Task Order. Client shall provide such access 24 hours a day, seven days a week. Perot Systems shall obey all generally applicable rules and procedures at any Client facility of which Client has notified Perot Systems. Client agrees that such Client facilities shall comply with all applicable laws and regulations. PSC Personnel shall receive similar technologies to those currently in use or contemplated at Client.

(d) Access to Technology. Client shall provide Perot Systems with access to all hardware, equipment, and technology related items and services reasonably necessary for Perot Systems to perform its obligations under this Task Order (the "Client Technology"). Client shall pay all costs and expenses, including without limitation, maintenance costs, associated with the Client Technology.


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(e)    To the extent, and only to the extent, Client's insurance or tariff covers Client's obligations under this Section (e), Client shall indemnify, defend and hold Perot Systems harmless from any and all claims, damages, demands, liabilities, costs and expenses, including reasonable attorneys' fees and expenses resulting from, arising out of or relating to any third party claims by Client's participants and vendors relating to any duties or obligations of Client to such third parties,

5. Laments and Invoises. Perot Systems will provide and Client will pay for the resources provided herein on a time and materials basis at the rates set forth in Schedule A. Client may request to reduce resources below the numbers indicated in Schedule A provided that Client provide Perot Systems at least one month written notice of its request. Such rates (i) are subject to adjustment in accordance with the terms of the Agreement and (ii) do not include taxes or out-of-pocket expenses which will be invoiced and payable in accordance with the provisions of the Agreement. If Client requests, and Perot Systems agrees to provide, additional resources from Perot Systems to provide services under this Task Order, Client will pay the rates set forth in Schedule B for such resources on a time and materials basis. Perot Systems will deliver, and Client will pay, invoices for services to provided under this Task Order weekly in advance.

AGREED:

CALIFORNIA POWER EXCHANGE                      PEROT SYSTEMS CORPORATION
      CORPORATION,
      as Debtor-in-Possession


By: /s/                                        By: /s/
Name:                                          Name:
Date:                                          Date:






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
                                   Schedule A
                               Resources and Rates

                                     Monthly Rate     Overtime Rate    3/10 - 3/20    3/21 - 3/31   4/1 - 4/30      511 - 5131
               Service Area           Per FTE (1)      per Hour (2)      2001 (3)       2001 (3)      2001(3)        2001 (3)
               ------------           -----------      ------------      --------       --------      -------        --------
         Account Mgmt
         Project Manager              $ 34,000.00         $300.         0.35FTEs         0.35FTE        One FTE        One FTE
         Wind-down Mgr                $ 34,000.00         $300.         0.35 FrEs        None           None           None
         Admin. Support               $ 10,000.00         $150.         0.35 FTEs        0.35FTE        One FTE        One FTE
         Operations
         Operations Mgr               $ 34,000.00         $250.         0.35 FTEs        0.35FTE        One FTE        One FTE
         Unix Operations              $ 29,000.00         $250.         1.05 FTEs        0.70 FTEs      Two FTEs       One FTEs
         Windows NT Operations        $ 29,000.00         $250.         1.05 FTEs        0.7 FTEs       Two FIEs       Two FTEs
         Database Administrator       $ 29,000.00         $250.         1.4 FTEs         0.7 FTEs       Two FTEs       One FTE
         Wind down                    $ 29,000.00         $250.         1.93 FTEs        1.93 FIEs      Three FTEs     Two FTE
         Help Desk                    $ 15,000.00         n/a           1.65 FTEs        0.45 FTEs      One FTE        None
         Applications Maintenance                                                                                      :_____X
         Applications Mgr             $ 34,000.00         $300.         0.7 FTEs         0.7 FTEs       One FTE        None
         Compliance                   $ 29,000.00         $250.         1.75 FTEs        1.75 FTEs      2.53 FTEs      One FTE
         Finance                      $ 29,000.00         $250.         0.7FTEs          0.7FTEs        Two FTEs       0.77FTEs
         Settlements                  $ 29,000.00         $250.         1.21FTEs         1.21FTEs       1.98 FTEs      None
         Corporate Website            $ 29,000.00         $250.         0.7FTEs          0.35FTEs       0.70FTEs       None
         Wind down                    $ 29,000.00         $250.         1.05FTEs         1.4FTEs        Four FTEs      Two FTEs
         Applications Development
         Soft Cap Development         $ 31,000.00         $300.         1.75FTEs         1.4 FTEs       1.5 FTEs       1.5 FTEs

       (1) For purposes of this Task Order, the term "FE" means the level of effort provided by a typical employee during a calendar month comprised of 40-hour work-weeks, after allowances are made for scheduled and unscheduled absences resulting from illness, vacation, training and personal issues.

       (2) Overtime rates will be charged for all time worked outside the normal service hours set forth below. A minimum charge of two hours will be billed.

       (3) Unless otherwise agreed, services will be provided during the "normal service hours" of 9:00 a.m. to 6:00 p.m., Pacific time, Monday through Friday (except Client holidays), except that Help Desk services will be provided 24 hours per day, seven days per week until March 20, 2001.

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
Schedule B

PEROT SYSTEMS CORPORATION
COMMERCIAL RATES (Effective 7/00)

Consulting                                                     Daily                 Monthly
----------                                                     -----                 -------
Analyst                                                        $1,950                 $41,760
Specialist/Manager 1                                           $2,160                 $46,980
SpecialisttManager 2                                           $2,640                 $57,420
Sr Specialist/Sr Manager                                       $2,880                 $62,640
Advisor                                                        $3,120                 $67,860
Director                                                       $3,600                 $78,300
Principal/Sr Advisor/Group Director                            $6,000                $130,500

Other                                                          Daily                 Monthly
-----                                                          -----                 -------
One Month
Jr Specialist/Analyst                                          $1,300                 $28,200
pecialist/Manager                                              $1,800                 $39,000
Sr Specialist/Sr Manager                                       $2,000                 $43,400
Lead Specialist/Project Manager                                $2,400                 $52,000
Client Manager                                                 $2,900                 $62,900
Advisor/Director                                               $3,000                 $65,000
rr Advisor/Group Director                                      $3,800                 $82,400

Terms:

- All rates are for services only. Travel and other expenses are not included.
-      Rates apply only to North America Operations.
- Rates are based on North America averages and do not account for geographic market differences or specialized technical expertise.
-      Rates are subject to ECI.

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